SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) October 14, 1997

                               FINISHMASTER, INC.
             (Exact name of registrant as specified in its charter)



             Indiana                    000-23222                38-2252096
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(State or other jurisdiction)     (Commission File Number)      (IRS Employer
                                                             Identification No.)



   4259 40th Street, SE, Kentwood, Michigan                        49512
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code            (616) 949-7604
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Item 5.  Other Events.

     Pursuant to General Instruction F to Form 8-K, the press release issued October 15, 1997, concerning the Agreement and Plan of Merger dated October 14, 1997 among Thompson PBE, Inc., a Delaware Corporation, FinishMaster Inc., an Indiana Corporation and FMST Acquisition Corporation, a Delaware Corporation and wholly owned subsidiary of FinishMaster under which FinishMaster and FMST will acquire each of the outstanding shares of Thompson PBE, Inc. for $8.00 per share in cash is incorporated herein by reference and is attached hereto as Exhibit 99.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              Exhibit 99 - Press Release dated October 15, 1997

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FINISHMASTER, INC.


                                         By: /s/ Andre B. Lacy
                                             -----------------------------------
                                             Andre B. Lacy, Chairman of
                                                 the Board and Chief Executive
                                                 Officer



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